Exhibit 99.2
2009 Second Quarter Results July 28, 2009

Forward-Looking Statements This presentation contains forward-looking statements about the future operating results of TSYS. These statements are based on management's expectations and assumptions and are subject to risks, uncertainties and changes in circumstances. Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors. More information about these risks, uncertainties and factors may be found in TSYS' 2008 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K which have been filed with the Securities and Exchange Commission. TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: operating margin excluding reimbursable items and revenues and operating income measured on a constant currency basis. The most comparable GAAP measures to these measures are operating margin, revenues and operating income, respectively. Management uses these non- GAAP financial measures to assess the performance of TSYS' core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS' operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Agenda Phil Tomlinson, Chairman and CEO Quarterly Highlights Jim Lipham, Chief Financial Officer Financial Highlights Q&A

Phil Tomlinson Chairman and Chief Executive Officer

Jim Lipham Chief Financial Officer

Consolidated Selected Quarterly Financial Highlights 2Q 09 vs. Q1 09 2Q 09 vs. 2Q 08 1% Total Revenues 4% 0% (Constant Currency Basis) 0% Revenues Before 2% Reimbursable Items 3% 0% (Constant Currency Basis) 1% 6% Operating Income 15% Total Cardholder 4% Transactions 8%

Sequential Quarters - Selected Financial Highlights 2009 Total Revenues $412.0 Total Expenses 329.2 Operating Income 82.8 Net Income 53.4 (dollars in millions) 2Q Consolidated Income Statement $408.9 330.8 78.1 46.5 1Q Operating Margin 20.1% 19.1% Total Revenues Before Reimbursable Items $350.7 $345.4 Operating Margin Excluding Reimbursable Items 23.6% 22.6% % Chg 1.5% 0.8% (0.5%) 6.0% 14.8% Basic EPS 0.27 0.24 14.8%

$1.59 ($4.62) $0.69 ($17.78) ($22.58) ($18.78) ($25) ($20) ($15) ($10) ($5) $0 $5 Impact of Currency Translation on Total Revenues (dollars in millions) ($21.12) ($40.36) 1Q 08 2Q 08 1Q 09 2Q 09 3Q 08 4Q 08

North America 2Q 2009 Segment Financial Highlights Revenues of $265.0 million Operating income of $58.2 million Operating margin of 22.0% Operating margin excluding reimbursable items of 26.1% Same client transactions were 1.5 billion International Merchant Revenues of $76.4 million Constant currency basis, revenues were $94.2 million Operating income of $9.2 million Operating margin of 12.0% Operating margin excluding reimbursable items of 12.6% Same client transactions were 263.1 million Revenues of $80.3 million Operating income of $15.4 million Operating margin of 19.2% Operating margin excluding reimbursable items of 24.8% Point-of-sale transactions were 1.3 billion

North America 2009 Sequential Quarter Segment Financial Highlights Revenue 1.4% Operating income 0.2% Operating margin 36 bps Operating margin excluding reimb items 16 bps International Merchant Revenue 3.6% Operating income 53.5% Operating margin 392 bps Operating margin excluding reimb items 407 bps Revenue 6.4% Operating income 9.3% Operating margin 50 bps Operating margin excluding reimb items 57 bps

Revenue Growth Electronic Payment Processing Services 4% Internal Core Growth (5)% 0% 5% 10% 2% (5)% Reported Growth (11)% YTD 2009 vs. YTD 2008 New Clients (10)% Lost Clients (5%) CTA (6%) Total (11%)

40.0 42.0 44.0 46.0 48.0 50.0 52.0 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 North America Same Client Average Cardholder Transactions Per Billing Day 6% 8% 7% 7% 1%

Cash Balance Since Spin-Off November 08 - Repaid Loan $54 million December 08 - Infonox Purchase$50 million $100 $150 $200 $250 $300 $350 $400 (dollars in millions) Dec 07 Mar 08 Jun 08 Sep 08 Dec 08 Mar 09 Jun 09

3.0% 8.0% 13.0% 18.0% 23.0% 28.0% 33.0% TSYS Industry FIS GPN MV HPY TTM = Trailing Twelve Months Cash Flow Comparatives - Operating Cash Flow to Revenue

Jim Lipham Chief Financial Officer

Q&A

# Appendix Non-GAAP Reconciliation – Constant Currency

| | | Three Months Ended | | | | | Six Months Ended June 30, | | |
|---|---|---|---|---|---|---|---|---|---|
| | | June 30, | | Percent | March 31, | Percent | | | Percent |
| | | 2009 | 2008 | Change | 2009 | Change | 2009 | 2008 | Change |
| **Consolidated** | | | | | | | | | |
| Constant currency (1) | $ | 429,772 | 429,630 | 0.0 % | 431,516 | (0.4) % | $ 861,288 | 849,455 | 1.4 % |
| Foreign currency (2) | | (17,779) | - | (4.1) | (22,583) | 1.2 | (40,361) | - | (4.8) |
| Total revenues | $ | 411,993 | 429,630 | (4.1) % | 408,933 | 0.7 % | $ 820,927 | 849,455 | (3.4) % |
| | | | | | | | | | |
| Constant currency (1) | $ | 367,617 | 363,055 | 1.3 % | 366,799 | 0.2 % | $ 734,416 | 716,185 | 2.5 % |
| Foreign currency (2) | | (16,896) | - | (4.7) | (21,353) | 1.3 | (38,249) | - | (5.3) |
| Revenues bef reimb items | $ | 350,721 | 363,055 | (3.4) % | 345,446 | 1.5 % | $ 696,167 | 716,185 | (2.8) % |
| | | | | | | | | | |
| Constant currency (1) | $ | 85,723 | 96,848 | (11.5) % | 81,377 | 5.3 % | $ 167,101 | 182,943 | (8.7) % |
| Foreign currency (2) | | (2,944) | - | (3.0) | (3,263) | 0.6 | (6,207) | - | (3.4) |
| Operating income | $ | 82,779 | 96,848 | (14.5) % | 78,114 | 6.0 % | $ 160,894 | 182,943 | (12.1) % |
| | | | | | | | | | |
| **International Services** | | | | | | | | | |
| Constant currency (1) | $ | 94,211 | 79,902 | 17.9 % | 96,385 | (2.3) % | $ 190,596 | 149,727 | 27.3 % |
| Foreign currency (2) | | (17,779) | - | (22.3) | (22,583) | 5.8 | (40,361) | - | (27.0) |
| Total revenues | $ | 76,432 | 79,902 | (4.3) % | 73,802 | 3.6 % | $ 150,235 | 149,727 | 0.3 % |
| | | | | | | | | | |
| Constant currency (1) | $ | 90,179 | 77,032 | 17.1 % | 91,937 | (1.9) % | $ 182,116 | 144,989 | 25.6 % |
| Foreign currency (2) | | (16,896) | - | (21.9) | (21,353) | 5.7 | (38,249) | - | (26.4) |
| Revenues bef reimb items | $ | 73,283 | 77,032 | (4.9) % | 70,584 | 3.8 % | $ 143,867 | 144,989 | (0.8) % |
| | | | | | | | | | |
| Constant currency (1) | $ | 12,163 | 11,741 | 3.6 % | 9,267 | 31.3 % | $ 21,430 | 19,186 | 11.7 % |
| Foreign currency (2) | | (2,944) | - | (25.1) | (3,263) | 22.3 | (6,207) | - | (32.4) |
| Operating income | $ | 9,219 | 11,741 | (21.5) % | 6,004 | 53.5 % | $ 15,223 | 19,186 | (20.7) % |

nm = not meaningful

(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.

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TSYS

Appendix Non-GAAP Reconciliation - Consolidated Operating Margin Excluding Reimbursable Items June 30, 2009 March 31, 2009 June 30, 2008 Operating income ( a ) 82,779 $ 78,114 96,848 Total Revenues ( b ) 411,993 $ 408,933 429,630 Reimbursable items 61,272 63,487 66,575 Revenues before reimbursable items ( c ) 350,721 $ 345,446 363,055 Operating margin ( a )/( b ) 20.09% 19.10% 22.54% Operating margin excluding reimbursables ( a )/( c ) 23.60% 22.61% 26.68% Consolidated Three Months Ended

Appendix Non-GAAP Reconciliation - Segment Operating Margin Excluding Reimbursable Items June 30, 2009 March 31, 2009 June 30, 2008 June 30, 2009 March 31, 2009 June 30, 2008 June 30, 2009 March 31, 2009 June 30, 2008 Operating income ( a ) 58,177 $ 58,033 68,276 9,219 $ 6,004 11,741 15,383 $ 14,077 18,086 Total Revenues ( b ) 264,984 $ 268,789 282,686 76,432 $ 73,802 79,902 80,338 $ 75,498 74,567 Reimbursable items 42,935 45,007 49,758 3,149 3,218 2,870 18,185 17,292 16,276 Revenues before reimbursable items ( c ) 222,049 $ 223,782 232,928 73,283 $ 70,584 77,032 62,153 $ 58,206 58,291 Operating margin ( a )/( b ) 21.95% 21.59% 24.15% 12.06% 8.14% 14.69% 19.15% 18.65% 24.25% Operating margin excluding reimbursables ( a )/( c ) 26.20% 25.93% 29.31% 12.58% 8.51% 15.24% 24.75% 24.18% 31.03% North America Three Months Ended International Three Months Ended Merchant Three Months Ended